                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6674
                  --------------------------------------------

                          THE GREATER CHINA FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Joseph T. Malone
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                               John Donovan, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                               New York, NY 10036

        Registrant's telephone number, including area code: 212-882-5977

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE GREATER CHINA FUND, INC.

REPORT OF THE INVESTMENT MANAGER
For the six months ended June 30, 2004

PERFORMANCE
The net asset value per share of the Fund depreciated 7.23%* during the six months ended June 30, 2004, from $17.01 to $15.75*. The fund under-performed its benchmark index, MSCI Zhong Hua, by 2.35% in part because 62% of the latter (compared to 52% of the Fund) was comprised of Hong Kong stocks which out-performed China-related stocks in the period. Small-cap exposure also detracted value from the Fund as many of these companies experienced further de-rating.

MARKET REVIEW
After a strong year in 2003, the equity markets of Greater China peaked in the first quarter of 2004. Concerns relating to the risk of an economic hard landing in China led by credit tightening, a sooner-than-expected interest rate increase in the U.S. and skyrocketing oil prices triggered heavy selling of stocks in the second quarter of 2004.

The stronger than expected GDP and fixed asset investment growth in the first quarter of 2004 finally prompted austerity measures from the Chinese government. Stocks related to those "overheated" sectors such as cement and metals were hit the hardest on fears that product prices would collapse in the wake of credit tightening. A significantly slower auto sales figure was perhaps an unwelcome side effect of the credit tightening as banks restricted auto financing.

On the back of improving domestic consumption, vibrant tourism, and falling unemployment, the Hong Kong economy grew by 6.8% in the first quarter of 2004. Retailers and landlords were the key beneficiaries as their profits soared thanks to the rising influx of tourists from Mainland China. In the property market, property prices continued to move upward on the back of strong primary sales; however, transactions slowed in the second quarter due to concerns over interest rate increases in the U.S.

In Taiwan, political instability following the presidential election and intensifying cross-strait relations with China resulted in sharp corrections in March and April. The Taiwanese market, which was heavily represented by technology stocks, was further de-rated on the peaking global technology cycle.

At the sector level, defensive sectors such as Hong Kong utilities were among the best performing sectors as investors turned cautious. Tourism-related and domestic consumption plays also performed well. Despite heavy profit-taking on share placement concerns in the first quarter, oil stocks like

* The Fund's return is calculated using prices as of Jan 2, 2004 and July 2, 2004.

PetroChina and Sinopec posted strong performances, driven by higher oil prices. On the other hand, material and petrochemical stocks such as Chalco and Sinopec Shanghai Petrochemical were hit hard by the austerity measures.

PROSPECTS
Market conditions remain challenging for the near term as more uncertainties loom. These include possible interest rate increases in China, skyrocketing oil prices and corporate earnings risks. However the improving macro-economic trend in Hong Kong is still firmly in place with rising corporate earnings momentum while the opposite is being seen in China: a moderating macro-economic trend with slowing corporate earnings growth.

Although austerity measures have put a temporary brake on loan and fixed asset investment growth in China, we expect to see a soft landing in the Chinese economy with GDP growth declining from 9.1% in 2003 to 7-8% in the next two years. The government has made it very clear that the credit tightening specifically targets a few "overheated sectors" such as steel, textiles, automobiles, aluminium and cement while the government remains supportive of boosting rural income and domestic consumption. As such, corporate earnings relating to fixed asset investment growth (in particular the "overheated" sectors) are likely to suffer. The investment manager will continue to be cautious on basic material stocks. A defensive investment approach will be adopted until signs of credit loosening are in sight.

Small capitalization industrial stocks have been de-rated year-to-date and are likely to remain so in the foreseeable future. Rising production costs in China have been driven by high raw material costs, rising labor costs, power shortages and infrastructure bottlenecks and yet there has been an inability to pass on the full amount of these cost increases to customers which has led to lower margins. The investment manager has consolidated the small cap position in the portfolio and will remain selective in this sector.

The austerity program is causing short term pain but should result in long term gains for the Chinese economy. The program should drive out inefficient companies and generate a more favourable operating environment for surviving corporations as well as ensure balanced and sustainable economic growth over the long term. We remain positive on the growth story in China.

THE GREATER CHINA FUND, INC.

PORTFOLIO OF INVESTMENTS
June 30, 2004
(Unaudited)

                                                         VALUE
  SHARES    DESCRIPTION                                 (NOTE 1)
            EQUITIES -- 95.1%

            CHINA -- 19.9%

            AUTOMOBILES -- 1.7%
 5,193,540  Chongqing Changan Automobile "B"         $    3,435,837
                                                     --------------

            ENERGY -- 2.4%
10,236,000  PetroChina Co. Ltd. "H"+                      4,724,459
                                                     --------------

            INFRASTRUCTURE -- 1.3%
 6,000,000  Anhui Expressway Co. "H"                      2,519,312
                                                     --------------

            MACHINERY & ENGINEERING -- 0.6%
 2,113,160  Shanghai Zhenhua Port Machinery "B"           1,284,801
                                                     --------------

            MATERIALS -- 0.5%
 3,072,000  Zijin Mining Group Co. Ltd                    1,043,726
                                                     --------------

            PETROCHEMICAL -- 3.3%
17,700,000  China Petroleum & Chemical "H"+               6,467,515
                                                     --------------

            TELECOMMUNICATIONS -- 4.0%
22,430,000  China Telecom Corp LTD.                       7,836,373
                                                     --------------

            TRANSPORTATION -- 1.2%
 8,000,000  Guangshen Railway Co. Ltd "H"+                2,307,766
                                                     --------------

            UTILITIES -- 1.2%
 8,000,000  Tianjin Capital Environmental
              Protection Co. Ltd "H"                      2,359,050
                                                     --------------

            MISCELLANEOUS -- 3.7%
 2,500,000  Shandong Chemming Paper
              Holdings Ltd. "B"                           1,669,925
 1,893,998  Weifu Fuel Injection "H"                      1,629,376
 2,000,000  Weiqiao Textile Co. Ltd. "H"                  2,935,992
 9,000,000  Yantai North Andre Juice                      1,026,956
                                                     --------------
                                                          7,262,249
                                                     --------------
            Total China                                  39,241,088
                                                     --------------

            JAPAN -- 0.1%

            ELECTRICAL & ELECTRONICS -- 0.1%
   750,000  Sansui Electric Co. Ltd.                 $      233,122
                                                     --------------

            HONG KONG -- 69.5%

            AUTOMOBILES -- 1.4%
 6,000,000  Denway Motors Ltd.+                           2,173,147
 7,000,000  Shougang Concord Century
              Holdings Ltd                                  646,175
                                                     --------------
                                                          2,819,322
                                                     --------------

            CONGLOMERATES -- 4.8%
 1,478,000  Cosco Pacific                                 2,046,527
10,000,000  Guangdong Investments Ltd*                    1,794,929
 2,800,000  Hopewell Holdings Ltd.+                       5,654,027
                                                     --------------
                                                          9,495,483
                                                     --------------

            CONSUMPTION -- 8.8%
 4,000,000  Bonjour Holdings Ltd                          1,192,346
 2,278,000  Convenience Retail Asia Ltd.                    700,946
 9,120,000  Giordano International Ltd.+                  5,758,646
10,500,000  Glorious Sun Enterprises Ltd.                 3,197,218
 6,000,000  Guandong Brewery Holdings Ltd                 1,557,742
 3,092,000  Harbin Breweries Group                        2,219,969
10,500,000  Skyworth Digitals Holdings Ltd                2,759,704
                                                     --------------
                                                         17,386,571
                                                     --------------

            ELECTRICAL & ELECTRONICS -- 12.8%
 1,000,000  Grande Holdings Ltd.                            974,390
12,000,000  Group Sense International Ltd                 1,338,504
 4,166,200  Kingboard Chemical Holdings Ltd.+             7,237,669
26,000,000  Leroi Holdings Ltd.                             805,026
 8,428,000  NGAI Lik Industrial Holdings Ltd+             3,214,629
 1,394,000  Raymond Industrial                              464,682
16,474,000  Topsearch International Holdings Ltd          1,520,726
 1,000,000  Varitronix International Ltd.+                  987,211
 4,000,000  Vtech Holdings Ltd.+                          7,666,912
 9,064,000  Wang Sing International                       1,266,677
                                                     --------------
                                                         25,476,426
                                                     --------------

                                                         VALUE
 SHARES     DESCRIPTION                                 (NOTE 1)
            HONG KONG -- (CONTINUED)

            FINANCIALS -- 14.8%
 1,222,400  Bank of East Asia.                       $    3,502,758
 2,266,500  BOC Hong Kong Holdings Ltd.+                  3,864,797
 9,599,998  Citic Ka Wah Bank Ltd.+                       3,507,804
 1,228,400  Dah Sing Banking Group Ltd *                  2,015,901
10,000,000  First Shanghai Investments Ltd                  807,718
   520,000  Guoco Group                                   4,333,472
 4,258,000  Industrial & Commercial Bank of
              China (Asia) Ltd.                           5,513,741
 1,346,000  JCG Holdings Ltd.                             1,113,074
   148,000  Pacific Century Insurance Holdings               60,720
   662,200  Wing Lung Bank                                4,542,158
                                                     --------------
                                                         29,262,143
                                                     --------------

            INFORMATION TECHNOLOGY -- 1.4%
10,000,000  Great Wall Technology Co.Ltd. "H"*            2,025,706
 2,682,000  Solomon Systech International Ltd. *            663,644
                                                     --------------
                                                          2,689,350
                                                     --------------

            MACHINEY & ENGINEERING -- 1.9%
 2,380,000  Techtronics Industries Co.+                   3,798,968
                                                     --------------

            MEDIA -- 2.7%
 4,766,000  Oriental Press Group Ltd                      1,710,927
 2,000,000  South China Morning Post.                       794,897
   668,000  Television Broadcasting Ltd.                  2,869,066
                                                     --------------
                                                          5,374,890
                                                     --------------

            PHARMACEUTICAL -- 0.6%
 4,000,000  China Pharmaceutical Group Ltd.+              1,115,420
                                                     --------------

            REAL ESTATE -- 2.0%
 4,812,000  Chinese Estates Holdings Ltd.                 2,467,771
 9,400,000  Hon Kwok Land Development                     1,530,562
                                                     --------------
                                                          3,998,333
                                                     --------------

            TELECOMMUNICATIONS -- 6.7%
 3,071,000  China Mobile Ltd.                             9,292,041
 5,000,000  China Unicom Ltd.+                            3,942,434
                                                     --------------
                                                         13,234,475
                                                     --------------

            TRANSPORTATION -- 4.8%
 1,300,000  Cathay Pacific Airways Ltd.                   2,441,745
   850,000  Kowloon Motor Bus Holdings                    4,097,567
   429,000  Orient Overseas International Ltd             1,267,791
 3,218,000  Singamas Container Holdings Ltd.              1,670,938
                                                     --------------
                                                          9,478,041
                                                     --------------

            UTILITIES -- 2.3%
 2,820,000  Hong Kong & China Gas Co. Ltd.           $    4,609,763
                                                     --------------

            MISCELLANEOUS -- 4.5%
 4,547,000  Digital China Holdings Ltd *                  1,238,806
 8,000,000  Matrix Holdings Ltd.                          1,702,619
19,861,482  Pico Far East Holdings Ltd.                   1,349,606
18,000,000  Sewco International Holdings Ltd.               946,184
24,000,000  Top Form International Ltd.+                  3,600,115
                                                     --------------
                                                          8,837,330
                                                     --------------
            Total Hong Kong                             137,576,515
                                                     --------------

            TAIWAN -- 5.6%

            CONSUMPTION -- 1.1%
 2,617,000  Holiday Entertainment Co. Ltd.                1,408,914
   541,000  Taiwan FamilyMart Co. Ltd.                      812,626
                                                     --------------
                                                          2,221,540
                                                     --------------

            ELECTRICAL & ELECTRONICS -- 2.1%
 1,106,042  Hon Hai Precision Industry Co. Ltd            4,112,291
                                                     --------------

            MISCELLANEOUS -- 2.4%
 2,200,000  Feng Tay Enterprise Co. Ltd                   2,257,585
 2,559,860  Phoenixtec Power Co. Ltd.                     2,512,653
                                                     --------------
                                                          4,770,238
                                                     --------------
            Total Taiwan                                 11,104,069
                                                     --------------

            Total Equities
              (cost $163,939,384)                       188,154,794
                                                     --------------

                                                         VALUE
 SHARES     DESCRIPTION                                 (NOTE 1)
            INVESTMENTS OF CASH COLLATERAL FROM
              SECURITIES LOANED -- 15.7%

            MONEY MARKET FUNDS # -- 15.7%
     2,137  AIM Liquid Assets Portfolio,
              1.22%                                  $        2,137
 9,002,901  AIM Prime Portfolio,
              1.20%                                       9,002,901
    70,486  Scudder Money Market Fund,
              1.20%                                          70,486
22,027,819  UBS Private Money Market Fund LLC,
              1.20%                                      22,027,819
                                                     --------------

            Total Money Market Funds
              (cost $31,103,343)                         31,103,343
                                                     --------------

            TOTAL INVESTMENTS -- 110.8%
              (cost $195,042,727)                       219,258,137
            Liabilities in excess of other
              assets -- (10.8%)                        (21,378,103)
                                                     --------------

            NET ASSETS -- 100.0%                     $  197,880,034
                                                     ==============

----------
* Non-income producing security.
+ Security, or a portion thereof, was on loan at June 30, 2004.
# Rates shown reflect yield at June 30, 2004.

See Notes to Financial Statements.

       STATEMENT OF ASSETS AND LIABILITIES
       June 30, 2004
       (Unaudited)

       ASSETS
       Investments in unaffiliated securities (cost $163,939,384)*                           $  188,154,794
       Investments of cash collateral from securities loaned (cost $31,103,343)**                31,103,343
       Cash (including foreign currency with a cost of $6,029 and a
        value of $5,982)                                                                         10,536,895
       Receivable for securities sold                                                               303,641
       Dividends & interest receivable                                                              619,561
       Other assets                                                                                  11,941
                                                                                             --------------
               Total assets                                                                     230,730,175
                                                                                             --------------

       LIABILITIES
       Payable for cash collateral for securities loaned                                         31,103,343
       Payable for securities purchased                                                             986,906
       Legal fee payable                                                                            318,462
       Investment management fee payable                                                            199,634
       Administration fee payable                                                                    33,171
       Accrued expenses                                                                             208,625
                                                                                             --------------
               Total liabilities                                                                 32,850,141
                                                                                             --------------
       NET ASSETS                                                                            $  197,880,034
                                                                                             ==============

       COMPOSITION OF NET ASSETS
       Common stock, $0.001 par value; 12,597,503 shares issued and
        outstanding (100,000,000 shares authorized)                                          $       12,597
       Paid-in-capital in excess of par                                                         168,585,654
       Undistributed net investment income                                                        2,741,344
       Accumulated net realized gain on investments                                               2,325,378
       Net unrealized appreciation of investments and other assets and
        liabilities denominated in foreign currencies                                            24,215,061
                                                                                             --------------
       NET ASSETS                                                                            $  197,880,034
                                                                                             ==============

       Shares Outstanding                                                                        12,597,503
                                                                                             --------------
       NET ASSET VALUE PER SHARE                                                             $        15.71
                                                                                             ==============

       ----------
       * Includes $27,902,365 of investments in securities on loan, at value. ** Includes $22,027,819 of investments in securities of a related entity.

See Notes to Financial Statements.

       STATEMENT OF OPERATIONS
       For the Six Months Ended June 30, 2004
       (Unaudited)

       INVESTMENT INCOME
       Dividends                                                                             $    3,629,939
       Interest income                                                                                  183
       Securities lending income                                                                     94,889
                                                                                             --------------
               Total investment income                                                            3,725,011
                                                                                             --------------
       EXPENSES
       Investment management fees                                                                 1,316,222
       Custodian and accounting fees                                                                267,089
       Administration fees                                                                          218,054
       Legal fees                                                                                   206,088
       Director's fees and expenses                                                                 130,973
       Reports and notices to shareholders                                                           48,365
       Audit fees                                                                                    29,763
       New York Stock Exchange listing fee                                                           11,810
       Transfer agent fees and expenses                                                               2,657
       Miscellaneous expenses                                                                        29,343
                                                                                             --------------
               Total expenses                                                                     2,260,364
                                                                                             --------------
       Net investment income                                                                      1,464,647
                                                                                             --------------

       REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        AND FOREIGN CURRENCY TRANSACTIONS
       Net realized gain (loss) on:
           Investments                                                                           17,064,989
           Foreign currency transactions                                                            (13,165)
                                                                                             --------------
                                                                                                 17,051,824
       Net change in unrealized appreciation (depreciation) of:
        Investments                                                                             (29,415,148)
        Other assets and liabilities denominated in foreign currencies                               (1,597)
                                                                                             --------------
       Net realized and unrealized loss on investments and foreign currency
        transactions                                                                            (12,364,921)
                                                                                             --------------
       NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                 $  (10,900,274)
                                                                                             ==============

       See Notes to Financial Statements.

       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                           MONTHS ENDED        FOR THE YEAR
                                                                          JUNE 30, 2004            ENDED
                                                                           (UNAUDITED)       DECEMBER 31, 2003
                                                                          --------------     -----------------
       INCREASE (DECREASE) FROM INVESTMENT
        OPERATIONS
       Net investment income                                              $    1,464,647     $       3,433,602
       Net realized gain (loss) from:
        Investments                                                           17,064,989            13,054,014
        Foreign currency transactions                                            (13,165)              (14,252)
       Net change in unrealized appreciation/depreciation of:
        Investments                                                          (29,415,148)           68,854,193
        Other assets and liabilities denominated in
         foreign currencies                                                       (1,597)                3,250
                                                                          --------------     -----------------

       Total increase (decrease) from investment
        operations                                                           (10,900,274)           85,330,807
                                                                          --------------     -----------------

       DIVIDENDS TO SHAREHOLDERS
       From net investment income                                                     --            (3,271,674)
                                                                          --------------     -----------------

       COMMON STOCK TRANSACTIONS
       Reinvestment of dividends resulting in
        issuance of common stock                                                  80,909                    --
                                                                          --------------     -----------------
       Net increase (decrease) in net assets                                 (10,819,365)           82,059,133

       NET ASSETS
       Beginning of period                                                   208,699,399           126,640,266
                                                                          --------------     -----------------

       End of period (including undistributed
        net investment income of $2,741,344
        and $1,276,697, respectively)                                     $  197,880,034     $     208,699,399
                                                                          ==============     =================

       See Notes to Financial Statements.

THE GREATER CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS
All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the statement of operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized gain or loss on investments.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

SECURITIES LENDING
The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest and securities lending income, for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. For the six months ended June 30, 2004, the Fund earned $94,889 and UBS Securities LLC earned $52,707 in compensation as the Fund's lending agent. At June 30, 2004, the Fund owed UBS Securities LLC $10,815 in compensation as the Fund's lending agent.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TAX STATUS
  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

NOTE 2 CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

NOTE 3 INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

NOTE 4      TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays UBS Investment Banking a fee, accrued weekly and paid quarterly, in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities) in accordance with the following schedule:

Average Weekly Net Assets

Under $125 million                                        0.05%

$125 million up to $150 million                           0.06%

$150 million up to $175 million                           0.07%

$175 million up to $200 million                           0.08%

$200 million up to $225 million                           0.09%

Over $225 million                                         0.10%

For the six months ended June 30, 2004, the Investment Manager, not the Fund, paid or accrued $91,690 to UBS Investment Banking for such services.

Certain employees of the Administrator serve as officers of the Fund and an employee of UBS Financial Services, Inc., an indirect wholly-owned subsidiary of UBS AG, serves as a director of the Fund; however, they receive no compensation from the Fund.

The Fund invests in shares of the UBS Private Money Market Fund LLC ("Private Money Market Fund"). Private Money Market Fund is a limited liability company managed by UBS Global Asset Management (US) Inc., an affiliate of UBS
Global AM.

NOTE 5 FEDERAL TAX STATUS

For federal income tax purposes, the cost of securities owned at June 30, 2004 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $24,215,410 was composed of gross appreciation of $34,747,601 for those securities having an excess of value over cost and gross depreciation of $10,532,191 for those securities having an excess of cost over value.

For the six months ended June 30, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $55,632,346 and $63,930,940, respectively.

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ending December 31, 2003 was ordinary income.

The tax character and components of accumulated earnings (deficit) on a tax basis for the Fund will be calculated at the end of the current fiscal year.

On December 31, 2003, the Fund had a net capital loss carryforward of $14,726,446, of which $6,175,899 will expire on December 31, 2007, and $8,550,547 will expire on December 31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended December 31, 2003, the Fund utilized $13,054,014 of capital loss carry-forwards to offset current year realized gains.

NOTE 6 CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. During the six months ended June 30, 2004, the Fund issued 4,454 shares in connection with the Fund's dividend reinvestment plan. There were no transactions in shares of common stock for the year ended December 31, 2003.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                   FOR THE
                                                  SIX MONTHS                       FOR THE YEARS ENDED
                                                    ENDED                              DECEMBER 31,
                                                JUNE 30, 2004   ---------------------------------------------------------
                                                  (UNAUDITED)      2003        2002        2001       2000         1999
                                                -------------   ---------   ---------   ---------   ---------   ---------
  Net asset value, beginning of period           $      16.57   $   10.06   $   10.59   $   10.84   $   11.47   $    8.43
                                                 ------------   ---------   ---------   ---------   ---------   ---------
  INCREASE (DECREASE) FROM INVESTMENT
    OPERATIONS
  Net investment income                                  0.12        0.27        0.09        0.04        0.06        0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        (0.98)       6.50       (0.58)      (0.23)      (0.66)       3.01
                                                 ------------   ---------   ---------   ---------   ---------   ---------
      Total from investment operations                  (0.86)       6.77       (0.49)      (0.19)      (0.60)       3.04
                                                 ------------   ---------   ---------   ---------   ---------   ---------
  DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS
  From net investment income                               --       (0.26)      (0.04)      (0.06)      (0.03)         --
                                                 ------------   ---------   ---------   ---------   ---------   ---------

  Net asset value, end of period                 $      15.71   $   16.57   $   10.06   $   10.59   $   10.84   $   11.47
                                                 ============   =========   =========   =========   =========   =========
  Market value, end of period                    $      14.12   $   19.12   $    8.82   $    8.76   $    8.19   $    8.38
                                                 ============   =========   =========   =========   =========   =========
  TOTAL INVESTMENT RETURN(1)                           (26.15)%    120.13%       1.15%       7.67%      (1.86)%     36.73%
                                                 ============   =========   =========   =========   =========   =========
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)        $    197,880   $ 208,699   $ 126,640   $ 133,406   $ 136,562   $ 144,449
  Ratio of expenses to average net assets                2.14%*      2.04%       2.17%       2.17%       2.01%       2.23%
  Ratio of net investment income
    to average net assets                                1.39%*      2.20%       0.84%       0.36%       0.49%       0.36%
  Portfolio turnover                                       27%         85%         38%         33%         53%         36%

----------
*    Annualized.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes a shareholder would pay on Fund dividends/distributions or the sale of Fund shares. Total investment return for periods of less than one year has not been annualized.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund's common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. The Plan Agent will forward to the participant any proxy solicitation material and will vote any shares of common stock it holds for the participant solely in accordance with the proxy the participant returns to the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

OTHER INFORMATION

In April 2004, Mr. Sam Lau resigned his position as Vice President of the Fund and in July 2004 he resigned his position as the Fund's portfolio manager. Ms. Lilian Co, Director--Asia Equities at the Investment Manager, is serving as the interim portfolio manager of the Fund until a replacement for Mr. Lau has been appointed. Ms. Co, who joined the Investment Manager in 1997, is also the co-head of its technology sector. Prior to becoming an Investment Manager in 2000, Ms. Co served as an analyst covering Taiwan.

In August 2004, the Board of Directors approved the appointment of Mr. Joseph T. Malone as Treasurer and Secretary of the Fund and ratified the appointment of Ms. Rose Ann Bubloski as Vice President of the Fund. Mr. Malone is Director and Co-head of the Mutual Fund Finance Department of the Administrator. Ms. Bubloski was previously Assistant Vice President of the Fund. Mr. Malone and Ms. Bubloski succeeded Mr. Paul H. Schubert and Mr. Kevin J. Mahoney as Treasurer and Secretary, and Vice President of the Fund, respectively.

Since December 31, 2003, there have been no (i) material changes in the Fund's investment objectives or policies, or (ii) material changes in the principal risk factors associated with investment in the Fund. In March 2004, the Board of Directors approved an amendment to Section 1.01 of the by-laws of the Fund to allow the Fund hold its annual meeting of shareholders not less than ninety (90) days and not more than one hundred and eighty (180) days following the end of the Fund's fiscal year.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-331-1710 or online at www.greaterchinafund.com. Copies of the Fund's proxy voting records for the 12-month period ended June 30, 2004 will be made available online at www.greaterchinafund.com in September 2004 and posted on the Securities and Exchange Commission's internet site: www.sec.gov by August 31, 2004.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on June 15, 2004. Shareholders voted to re-elect Mr. Edward Y. Baker, Mr. John A. Bult and Mr. Jonathan J.K.Taylor as Class I Directors and to elect Mr. C. William Maher as a Class II Director. The resulting vote count for each proposal is indicated below:

                                                    FOR        AGAINST    WITHHELD AUTHORITY
                                                 ---------   ----------   ------------------
      Election of Directors:
      Mr. Edward Y. Baker                        9,359,520        --            268,867
      Mr. John A. Bult                           9,340,315        --            288,072
      Mr. Jonathan J.K. Taylor                   9,353,494        --            274,893
      Mr. C. William Maher                       9,349,116        --            279,271

In addition to the above Directors, Mr. Richard B. Bradley, Mr. John A. Hawkins and Mr. Tak Lung Tsim continue to serve as Directors of the Fund.

DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
John A. Hawkins
C. William Maher
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS                               THE GREATER CHINA FUND, INC.
Ronald G.M. Watt, PRESIDENT
Joseph T. Malone, TREASURER & SECRETARY          SEMI-ANNUAL REPORT
Rose Ann Bubloski, VICE PRESIDENT                JUNE 30, 2004

INVESTMENT MANAGER                               [GRAPHIC]
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036-6530

LEGAL COUNSEL
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

            The Greater China Fund, Inc.
            c/o UBS Global Asset Management (US) Inc.
            51 West 52nd Street
            New York, New York 10019-6114
            www.greaterchinafund.com
            For information call (212) 882-5977

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have occurred since disclosure was provided in the registrant's proxy statement.

ITEM 10. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

         Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

    (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

         (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Greater China Fund, Inc.

By:      /s/ Ronald G.M. Watt
         --------------------
         Ronald G.M. Watt
         President

Date:    September 7, 2004
         -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Ronald G.M. Watt
         --------------------
         Ronald G.M. Watt
         President
         (Principal Executive Officer)

Date:    September 7, 2004
         -----------------

By:      /s/ Joseph T. Malone
         --------------------
         Joseph T. Malone
         Treasurer
         (Principal Financial Officer)

Date:    September 7, 2004
         -----------------